UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2016

ARCHROCK, INC.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 17, 2016, Archrock, Inc. (“Archrock” or the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that Archrock is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2016 (the “Form 10-Q”).

Archrock completed the spin-off (the “Spin-off”) of its international contract operations, international aftermarket services and global fabrication businesses into a standalone public company operating as Exterran Corporation on November 3, 2015. As previously disclosed in its Form 8-K dated April 26, 2016 and its Notification of Late Filing on Form 12b-25 filed with the SEC on May 10, 2016, Archrock’s management and the Audit Committee of its Board of Directors are in the process of determining the impact to Archrock’s pre-Spin-off historical financial statements of Exterran Corporation’s identification of possible errors relating to the application of percentage-of-completion accounting principles to specific engineering, procurement and construction projects in the Middle East by its Belleli subsidiary, as described in Exterran Corporation’s Form 8-K filed on April 26, 2016. Because the investigation into the matter and the process of determining the impact to Archrock’s pre-Spin-off historical financial statements is ongoing, Archrock was not able to file the Form 10-Q by the required filing date. The Company is working toward filing the Form 10-Q as soon as practicable.

The NYSE informed Archrock that, under the NYSE rules, the Company will have six months from May 17, 2016 to file the Form 10-Q with the SEC. Archrock can regain compliance with the NYSE listing standards at any time before that date by filing the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q before the NYSE’s compliance deadline, the NYSE may grant, at its discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

On May 19, 2016, the Company issued a press release pertaining to the NYSE non-compliance letter referenced above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 3.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on May 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

May 19, 2016	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued on May 19, 2016

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